_________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 25, 1998





                      GREENWICH CAPITAL ACCEPTANCE, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       33-80740             61199884
----------------------------        ------------          -------------


(State or Other Jurisdiction          (Commission       (I.R.S. Employer
    of Incorporation)                  File Number)     Identification No.)



  600 Steamboat Road
  Greenwich, Connecticut                                  06830
--------------------------                               ---------
  (Address of Principal                                 (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------
      _________________________________________________________________

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Sequoia Mortgage Trust 3, Mortgage Loan Asset-Backed Certificates, Greenwich Capital Markets, Inc., as representative of the several underwriters (the "Representative") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99.2. These Collateral Term Sheets are filed on Form SE dated June 25, 1998 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.2 Collateral Term Sheets.
          filed on Form SE dated June 25, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREENWICH CAPITAL ACCEPTANCE, INC.



                              By:   /s/John Paul Graham
                                    -----------------------------
                                       Name:  /s/ John Paul Graham
                                       Title:  Vice President



Dated:  June 25, 1998

Exhibit Index
-------------

Exhibit                                                     Page
-------                                                     ----

99.2           Collateral Term Sheets
               filed on Form SE dated June 25, 1998.



                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        June 25, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re:  Greenwich Capital Acceptance, Inc.,
               Sequoia Mortgage Trust 3, Mortgage Loan
               Asset-Backed Certificates
               ----------------------------------------

Ladies and Gentlemen:

     On behalf of Greenwich Capital Acceptance, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Edward B. Locke

                                        Edward B. Locke


Enclosure